Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1

No. of PMTs Since Issuance:                                                  2
Distribution Date:                                                   14-May-97
Payment Date:                                                        15-May-97
Collection Period Beginning:                                         01-Apr-97
Collection Period Ending:                                            30-Apr-97
Note and Certificate Accrual Beginning:                              15-Apr-97
Note and Certificate Accrual Ending:                                 15-May-97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount               4.41%
OC Balance as % of Ending Participation Invested Amount                  4.57%
OC Balance as % of Ending Participation Invested Amount (3 month avg)      N/A
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test         0.00
Is the MAP Over?                                                          0.00
Is this the Early Amortization Period?                                    0.00
Interest Allocation Percentage Calculation:
Numerator                                                       938,880,000.00
Denominator-Component(x)-Aggregate Receivables & Partc. Inter 3,563,593,822.63
Denominator-Component(y)-Aggregate Numerators                 3,213,602,699.27
Applicable Interest Allocation Percentage                               26.35%
Principal Allocation Percentage Calculation:
Numerator                                                       938,880,000.00
Denominator-Component(x)-Aggregate Receivables & Partc. Inter 3,563,593,822.63
Denominator-Component(y)-Aggregate Numerators                 3,213,602,699.27
Applicable Principal Allocation Percentage                              26.35%
Default Allocation Percentage Calculation:
Numerator                                                       938,880,000.00
Denominator-Component(x)-Aggregate Receivables & Partc. Inter 3,563,593,822.63
Denominator-Component(y)-Aggregate Numerators                 3,213,602,699.27
Default Allocation Percentage (Floating Allocation Percentage)          26.35%
Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount                            20,655,360.00
Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 5,984,181.43 Excess of (i)2.2% of Part. Inv. Amt. over (ii)Series Part. Inte 14,671,178.57
Minimum Principal Amount                                         14,671,178.57
Investor Principal Collections                                   14,671,178.57
Investor Finance Charge and Admin. Collections (4.11a)           15,635,841.44
Investor Allocated Defaulted Amounts                              5,984,181.43

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance                938,880,000.00
Beginning Participation Invested Amount                         938,880,000.00
Ending Participation Unpaid Principal Balance                   918,224,640.00
Ending Participation Invested Amount                            918,224,640.00
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%)  5,476,800.00
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3         4,408,318.75
Participation Invested Amount x 75bps per annum prior to 4/98, 25b  586,800.00
Participation Interest Distribution Amount                        5,476,800.00
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)           15,635,841.44
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)                0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii) 5,476,800.00 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 5,984,181.43
Reimbursed  Series Particpation Interest Charge-Offs (Sec.4.11(a          0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))           1,564,800.00
Excess (Sec. 4.11 (a)(vi))                                        2,610,060.01
Reconciliation Check                                                      0.00
Series Participation Interest Monthly Principal                  20,655,360.00
Beginning Unreimbursed Participation Interest Charge-Offs                 0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))               0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec.4.11(a          0.00
Ending Unreimbursed Participation Interest Charge-Offs                    0.00
Available Investor Principal Collections                         20,655,360.00
Participation Interest Distribution Amount                        5,476,800.00
Series Participation Interest Charge-Offs                                 0.00

OWNER TRUST CALCULATIONS
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3         4,408,318.75
Excess Interest                                                   1,068,481.25
Beginning Net Charge-Offs                                                 0.00
Reversals                                                                 0.00
+Available Investor Principal Collections                        20,655,360.00
+Series Participation Interest Charge Offs                                0.00
+ Lesser of Excess Interest and Carryover Charge Offs                     0.00
Optimum Monthly Principal                                        20,655,360.00
Are the Notes Retired ?                                                   0.00
Accelerated Principal Payment                                       586,800.00
Beginning Class A-1 Security Balance                            707,880,000.00
Beginning Class A-2 Security Balance                             48,000,000.00
Beginning Class A-3 Security Balance                             62,400,000.00
Beginning Class B Security Balance                               45,600,000.00
Beginning Certificate Security Balance                           33,600,000.00
Beginning Overcollateralization Amount plus APP                  41,986,800.00
Beginning Class A-1 Adjusted Balance                            707,880,000.00
Beginning Class A-2 Adjusted Balance                             48,000,000.00
Beginning Class A-3 Adjusted Balance                             62,400,000.00
Beginning Class B Adjusted Balance                               45,600,000.00
Beginning Certficate Adjusted Balance                            33,600,000.00
Beginning Overcollateralization Amount plus APP                  41,986,800.00
Class A-1 Bal After Payment pursuant to clause in Sec 3.05 (a)  687,224,640.00
Class A-2 Bal After Payment pursuant to clause in Sec 3.05 (a)   48,000,000.00
Class A-3 Bal After Payment pursuant to clause in Sec 3.05 (a)   62,400,000.00
Class B Bal After Payment pursuant to clause in Sec 3.05 (a)(i   45,600,000.00
Certificate Bal After Payment pursuant to clause in Sec. 3.05(   33,600,000.00
Class A-2 Minimum Adjusted Principal Balance                     16,000,000.00
Class A-3 Minimum Adjusted Principal Balance                     20,800,000.00
Class B Minimum Adjusted Principal Balance                       15,200,000.00
Certificate Minimum Adjusted Principal Balance                   11,200,000.00
Minimum Overcollateralization Amount                             13,600,000.00
Certificate Minimum Balance Target                                9,274,987.09
Scheduled Certificate Payment to Certificate Min Balance Targe   24,325,012.91
Class A-1 Targeted Balance                                      477,476,812.80
Class A-2 Targeted Balance                                    (117,925,363.20)
Class A-3 Targeted Balance                                     (46,556,160.00)
Class B Targeted Balance                                       (21,724,819.20)
Certificate Targeted Balance                                    (3,049,094.40)
Class A-1:Payment Required to get to Target                     230,403,187.20
Class A-2:Payment Required to get to Target or Min Adjusted      32,000,000.00
Class A-3:Payment Required to get to Target or Min Adjusted      41,600,000.00
Class B:Payment Required to get to Target or Min Adjusted Bal    30,400,000.00
Certificate:Payment Required to get to Target or Min Adjusted    22,400,000.00
OC: Payment to get to Minimum Overcollateralization Amount       28,386,800.00
Section 3.05 Payment of Principal and Interest;Defaulted Interes          0.00
Pay Certificate Yield in step (ii) (1= Yes)                               1.00
Remittances on the Participation                                 26,132,160.00
Interest and Yield
(i)  Pay Class A-1 Interest Distribution - Sec. 3.05 (a)(i)(a)    3,428,793.75
     Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)      237,500.00
     Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c)      313,950.00
     Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)        240,825.00
     Pay Certificates the Certificate Yield - Sec. 3.05 (a)(i)( 187,250.00 Principal up to Optimum Monthly Principal
(ii) Pay Class A-1 to Targeted Principal Balance - Sec. 3.05 (a  20,655,360.00
     Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a           0.00
     Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a           0.00
     Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(           0.00
     ONLY Pay CertificateYield if not paid pursuant to Sec. 3.0           0.00
Principal up to Optimal Monthly Principal
(iii)Pay Certificate to Targeted Principal Balance - Sec. 3.05            0.00
(iv) Pay OC Remaining Optimal Monthly Principal Amount - Sec. 3.0         0.00
Principal up to the Accelerated Principal Payment Amount
(v)  Pay Class A-1 to Targeted Principal Balance - Sec. 3.05 (a)(   586,800.00
     Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a           0.00
     Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a           0.00
     Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(           0.00
     Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)                          0.00
     Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)                          0.00
     Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)                          0.00
     Pay Class B to zero - Sec. 3.05 (a)(v)(h)                            0.00
Principal up to Optimal Monthly Principal
(vi) Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)                         0.00
     Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)                         0.00
     Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)                         0.00
     Pay Class B to zero - Sec. 3.05 (a)(vi)(d)                           0.00
     Pay Certificates up to Certificate Min. Bal. or zero - Sec           0.00
     Pay HCLC Optimum Monthly Principal provided OC > zero - Se           0.00
(vii)Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)                 481,681.25
Total Reconciliation Check                                                0.00
Accelerated Principal Reconciliation                                      0.00
Optimum Monthly Principal Reconciliation                                  0.00

BOND SUMMARY:
Beginning Class A-1 Note Security Balance                       707,880,000.00
Beginning Class A-2 Note Security Balance                        48,000,000.00
Beginning Class A-3 Note Security Balance                        62,400,000.00
Beginning Class B     Note Security Balance                      45,600,000.00
Beginning Certificate Security Balance                           33,600,000.00
Beginning Overcollateralization Amount                           41,400,000.00
Beginning Class A-1 Adjusted Balance                            707,880,000.00
Beginning Class A-2 Adjusted Balance                             48,000,000.00
Beginning Class A-3 Adjusted Balance                             62,400,000.00
Beginning Class B    Adjusted Balance                            45,600,000.00
Beginning Certficate  Adjusted Balance                           33,600,000.00
Beginning Overcollateralization Amount                           41,400,000.00
Ending Class A-1 Note Security Balance                          686,637,840.00
Ending Class A-2 Note Security Balance                           48,000,000.00
Ending Class A-3 Note Security Balance                           62,400,000.00
Ending Class B    Note Security Balance                          45,600,000.00
Ending Certificate Security Balance                              33,600,000.00
Ending Overcollateralization Amount                              41,986,800.00
Ending Class A-1 Adjusted Balance                               686,637,840.00
Ending Class A-2 Adjusted Balance                                48,000,000.00
Ending Class A-3 Adjusted Balance                                62,400,000.00
Ending Class B    Adjusted Balance                               45,600,000.00
Ending Certficate  Adjusted Balance                              33,600,000.00
Ending Overcollateralization Amount                              41,986,800.00
Class A-1 Note Rate Capped at 12.5%                                  5.812500%
Class A-2 Note Rate Capped at 14.0%                                  5.937500%
Class A-3 Note Rate Capped at 14.0%                                  6.037500%
Class B    Note Rate Capped at 14.0%                                 6.337500%
Certificate Rate Capped at 15.0%                                     6.687500%
Class A-1 Interest Due                                            3,428,793.75
Class A-2 Interest Due                                              237,500.00
Class A-3 Interest Due                                              313,950.00
Class B Interest Due                                                240,825.00
Certificate Yield  Due                                              187,250.00
Class A-1 Interest Paid                                           3,428,793.75
Class A-2 Interest Paid                                             237,500.00
Class A-3 Interest Paid                                             313,950.00
Class B Interest Paid                                               240,825.00
Certificate Yield Paid                                              187,250.00
Class A-1 Unpaid Interest                                                 0.00
Class A-2 Unpaid Interest                                                 0.00
Class A-3 Unpaid Interest                                                 0.00
Class B     Unpaid Interest                                               0.00
Certificate Unpaid Yield                                                  0.00
Class A-1 Principal Paid                                         21,242,160.00
Class A-2 Principal Paid                                                  0.00
Class A-3 Principal Paid                                                  0.00
Class B    Principal Paid                                                 0.00
Certificate    Principal Paid                                             0.00
OC           Principal Paid                                               0.00
Beginning Class A-1 Net Charge-Off                                        0.00
Beginning Class A-2 Net Charge-Off                                        0.00
Beginning Class A-3 Net Charge-Off                                        0.00
Beginning Class B    Net Charge-Off                                       0.00
Beginning Certificate Net Charge-Off                                      0.00
Beginning OC Net Charge-Off                                               0.00
Reversals Allocated to Class A-1                                          0.00
Reversals Allocated to Class A-2                                          0.00
Reversals Allocated to Class A-3                                          0.00
Reversals Allocated to Class B                                            0.00
Reversals Allocated to Certificates                                       0.00
Reversals Allocated to OC  plus Acclerated Principal Payments       586,800.00
 Total Charge-Offs:                                                       0.00
Charge-Offs Allocated to Class A-1                                        0.00
Charge-Offs Allocated to Class A-2                                        0.00
Charge-Offs Allocated to Class A-3                                        0.00
Charge-Offs Allocated to Class B                                          0.00
Charge-Offs Allocated to Certificates                                     0.00
Charge-Offs Allocated to OC                                               0.00
Ending Class A-1 Net Charge-Off                                           0.00
Ending Class A-2 Net Charge-Off                                           0.00
Ending Class A-3 Net Charge-Off                                           0.00
Ending Class B     Net Charge-Off                                         0.00
Ending Certificate Net Charge-Off                                         0.00
Ending OC Net Charge-Off                                                  0.00
Bond Balance Reconciliation    (should equal $0.00)                       0.00
Certificate Balance/Participation Invested Amount (Beginning of Mo      3.579%
Designated Certificate / Certificate Security (Balance Beginning o      1.000%
Designated Certificate  - Beginning of Month                        336,000.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.0        0.00
Designated Certificate  - End of Month                              336,000.00
Yield Payments in Respect of Designated Certificate (Sec. 3.05 (a) 1,872.50 Designated Certificateholder Accelerated Principal Payments - Begi 600,000.00
Accelerated Principal Payment (Sec. 3.05 (v))                       586,800.00
Payments to Holder of Designated Certificate in respect to Acc. Pr        0.00
Designated Certificateholder Accelerated Principal Payments-Endi  1,186,800.00
Designated Certificateholder Holdback Amount (BOM)               40,800,000.00
Payments to Designated Certificates in Reduction of Holdback Amoun        0.00
Designated Certificateholder Holdback Amount (End of Month)      40,800,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph        0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                       481,681.25

MONTHLY SECURITY REPORT
Household Consumer Loan Trust 1997-1

Distribution Date                                                   14-May-97
Payment Date:                                                       15-May-97
Collection Period Beginning                                         01-Apr-97
Collection Period Ending:                                           30-Apr-97
Note and Certificate Accrual Beginning:                              15-Apr-97
Note and Certificate Accrual Ending:                                 15-May-97

Ending Pool Principal Balance                                $3,480,187,223.15
Series 1997-1 Participation Invested Amount                     918,224,640.00
Seller Amount                                                  333,066,,755.64
Remittances on the Participation                                 26,132,160.00
Optimum Monthly Principal                                        20,655,360.00
Accelerated Principal Payment                                       586,800.00
Beginning Class A-1 Note Security Balance                       707,880,000.00
Beginning Class A-2 Note Security Balance                        48,000,000.00
Beginning Class A-3 Note Security Balance                        62,400,000.00
Beginning Class B Note Security Balance                          45,600,000.00
Beginning Certificate Security Balance                           33,600,000.00
Beginning Overcollateralization Amount                           41,400,000.00
Beginning Class A-1 Adjusted Balance                            707,880,000.00
Beginning Class A-2 Adjusted Balance                             48,000,000.00
Beginning Class A-3 Adjusted Balance                             62,400,000.00
Beginning Class B Adjusted Balance                               45,600,000.00
Beginning Certificate  Adjusted Balance                          33,600,000.00
Beginning Overcollateralization Amount                           41,400,000.00
Eding Class A-1 Note Security Balance                           686,637,840.00
Ending Class A-2 Note Security Balance                           48,000,000.00
Ending Class A-3 Note Security Balance                           62,400,000.00
Ending Class B Note Security Balance                             45,600,000.00
Ending Certificate Security Balance                              33,600,000.00
Ending Overcollateralization Amount                              41,986,800.00
Ending Class A-1 Adjusted Balance                               686,637,840.00
Ending Class A-2 Adjusted Balance                                48,000,000.00
Ending Class A-3 Adjusted Balance                                62,400,000.00
Ending Class B Adjusted Balance                                  45,600,000.00
Ending Certificate  Adjusted Balance                             33,600,000.00
Ending Overcollateralization Amount                              41,986,800.00
Class A-1 Note Rate Capped at 12.5%                                  5.812500%
Class A-2 Note Rate Capped at 14.0%                                  5.937500%
Class A-3 Note Rate Capped at 14.0%                                  6.037500%
Class B    Note Rate Capped at 14.0%                                 6.337500%
Certificate Rate Capped at 15.0%                                     6.687500%
Class A-1 Interest Due                                            3,428,793.75
Class A-2 Interest Due                                              237,500.00
Class A-3 Interest Due                                              313,950.00
Class B Interest Due                                                240,825.00
Certificate Yield  Due                                              187,250.00
Class A-1 Interest Paid                                           3,428,793.75
Class A-2 Interest Paid                                             237,500.00
Class A-3 Interest Paid                                             313,950.00
Class B Interest Paid                                               240,825.00
Certificate Yield Paid                                              187,250.00
Class A-1 Unpaid Interest                                                 0.00
Class A-2 Unpaid Interest                                                 0.00
Class A-3 Unpaid Interest                                                 0.00
Class B Unpaid Interest                                                   0.00
Cetificate Unpaid Yield                                                   0.00
Class A-1 Principal Paid                                         21,242,160.00
Class A-2 Principal Paid                                                  0.00
Class A-3 Principal Paid                                                  0.00
Class B Principal Paid                                                    0.00
Certificate  Principal Paid                                               0.00
OC Principal Paid                                                         0.00
Beginning Class A-1 Net Charge-Off                                        0.00
Beginning Class A-2 Net Charge-Off                                        0.00
Beginning Class A-3 Net Charge-Off                                        0.00
Beginning Class B Net Charge-Off                                          0.00
Beginning Certificate Net Charge-Off                                      0.00
Beginning OC Net Charge-Off                                               0.00
Reversals Allocated to Class A-1                                          0.00
Reversals Allocated to Class A-2                                          0.00
Reversals Allocated to Class A-3                                          0.00
Reversals Allocated to Class B                                            0.00
Reversals Allocated to Certificates                                       0.00
Reversals Allocated to OC  plus Acclerated Principal Payments       586,800.00
 Total Charge-Offs:                                                       0.00
Charge-Offs Allocated to Class A-1                                        0.00
Charge-Offs Allocated to Class A-2                                        0.00
Charge-Offs Allocated to Class A-3                                        0.00
Charge-Offs Allocated to Class B                                          0.00
Charge-Offs Allocated to Certificates                                     0.00
Charge-Offs Allocated to OC                                               0.00
Ending Class A-1 Net Charge-Off                                           0.00
Ending Class A-2 Net Charge-Off                                           0.00
Ending Class A-3 Net Charge-Off                                           0.00
Ending Class B Net Charge-Off                                             0.00
Ending Certificate Net Charge-Off                                         0.00
Ending OC Net Charge-Off                                                  0.00
Interest paid per $1,000 Class A-1                                    4.699553
Principal paid per $1,000 Class A-1                                  29.114803
Interest paid per $1,000 Class A-2                                    4.947917
Principal paid per $1,000 Class A-2                                   0.000000
Interest paid per $1,000 Class A-3                                    5.031250
Principal paid per $1,000 Class A-3                                   0.000000
Interest paid per $1,000 Class B                                      5.281250
Principal paid per $1,000 Class B                                     0.000000
Yield Paid per $1,000 Certificate                                     5.572917
Principal Paid per $1,000 Certificate                                 0.000000